UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05206

Exact name of registrant as specified in charter:	Prudential Jennison Natural Resources Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2017

Date of reporting period:	10/31/2017

Item 1 – Reports to Stockholders

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights

•

In materials, specifically within metals & mining, Lundin Mining Corporation performed well as the company reported solid earnings, despite trimming its overall guidance, as copper prices moved higher during the period.

•

Glencore plc, a Switzerland-based natural resource company, reported results that were in line with analyst estimates, with the company little changed operationally and now focused more on growth compared to its peers.

•	On the negative side, Anadarko Petroleum, an independent oil and natural gas exploration and production company, underperformed given negative sentiment from energy investors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Jennison Natural Resources Fund, Inc.	3

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PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Jennison Natural Resources Fund, Inc.	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Natural Resources Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Natural Resources Fund, Inc.

December 15, 2017

Prudential Jennison Natural Resources Fund, Inc.	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.22	–5.13	–4.69	—
Class B	0.32	–4.91	–4.82	—
Class C	4.32	–4.72	–4.82	—
Class Q	6.53	–3.61	N/A	–5.62 (12/27/10)
Class R	5.87	–4.24	–4.33	—
Class Z	6.38	–3.76	–3.86	—
Lipper Global Natural Resources Index	6.75	0.13	–2.96	—
S&P 500 Index	23.61	15.17	7.51	—
MSCI World ND Index	22.77	11.56	4.10	—
Lipper Global Natural Resources Funds Average	9.69	–0.47	–4.61	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.05	–4.05	–4.15	—
Class B	5.32	–4.72	–4.82	—
Class C	5.32	–4.72	–4.82	—
Class Q	6.53	–3.61	N/A	–5.62 (12/27/10)
Class R	5.87	–4.24	–4.33	—
Class Z	6.38	–3.76	–3.86	—
Lipper Global Natural Resources Index	6.75	0.13	–2.96	—
S&P 500 Index	23.61	15.17	7.51	—
MSCI World ND Index	22.77	11.56	4.10	—
Lipper Global Natural Resources Funds Average	9.69	–0.47	–4.61	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Natural Resources Fund, Inc. (Class Z shares) with a similar investment in the Lipper Global Natural Resources Index, Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index), and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the inception date for the indicated share class.

Prudential Jennison Natural Resources Fund, Inc.	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Lipper Global Natural Resources Index—The Lipper Global Natural Resources Index (Lipper Index) is an unmanaged index which tracks the performance of the 10 largest global natural resources mutual funds. The average annual total return for the Lipper Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is –2.35%.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the S&P 500 Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 13.41%.

MSCI World Net Dividends Index—The Morgan Stanley Capital International World Net Dividends Index (MSCI World ND Index) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World ND Index is unmanaged and the total return includes the reinvestment of all dividends. The ND version of the MSCI World Index reflects the impact of the maximum withholding taxes on reinvested dividends. The average annual total return for the

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MSCI World ND Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 9.27%.

Lipper Global Natural Resources Funds Average—The Lipper Global Natural Resources Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Global Natural Resources Funds universe. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is –3.30%.

Investors cannot invest directly in an index or average. The returns for the S&P 500 and MSCI World ND Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Index and the Lipper Average would be lower if they included the effects of sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
Halliburton Co., Oil & Gas Equipment & Services	3.9
Concho Resources, Inc., Oil & Gas Exploration & Production	3.6
EOG Resources, Inc., Oil & Gas Exploration & Production	3.4
Suncor Energy, Inc. (Canada), Integrated Oil & Gas	2.9
Anadarko Petroleum Corp., Oil & Gas Exploration & Production	2.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Oil & Gas Exploration & Production	26.6
Oil & Gas Equipment & Services	14.9
Diversified Metals & Mining	8.1
Copper	7.3
Gold	6.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Natural Resources Fund, Inc.	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Natural Resources Fund’s Class Z shares rose 6.38% for the 12-month period ended October 31, 2017. Over the same period, the Lipper Global Natural Resources Index (the Index) rose 6.75%, and the Lipper Global Natural Resources Funds Average gained 9.69%. The S&P 500 Index gained 23.61% and the 22.7% gain of the MSCI World Index.

Diversified metals & mining, copper, and diversified chemicals holdings were among the main drivers of performance during the period. Positions within the oil & gas refining & marketing segment also helped. Conversely, holdings within the oil & gas exploration & production, oil & gas equipment & services and gold segments were among the main detractors of performance during the period.

What was the market environment?

•

The unconventional US presidential election and the new administration’s shaky start contributed to market volatility during the reporting period. Notwithstanding volatile news around US politics and international government tensions, equity market gains were consistently positive throughout the fiscal year.

•

West Texas Intermediate (WTI), a benchmark for crude prices, remained volatile, hitting a high of $54.45 in February, before plunging approximately 28% to a 12-month low in June, then rising approximately 28% through the end of October 2017.

•

The market’s initial favorable response to the election reflected anticipation of lower corporate tax rates, a less onerous regulatory environment, and increased fiscal spending on infrastructure. With legislative accomplishments elusive and factionalism impeding cooperation, market expectations moderated.

What worked?

In materials, specifically within metals & mining:

•

Lundin Mining Corporation is a Canadian base metals mining company with operations in Chile, Portugal, Sweden and the US. The company’s principal products and sources of sales are from copper, nickel, zinc and lead concentrates. The company also holds an equity stake in the Freeport Cobalt business, which includes a cobalt refinery located in Kokkola, Finland. Jennison likes the company for its solid operating track record, healthy balance sheet and leverage to zinc and copper prices. Shares have performed well as the company reported solid earnings, despite trimming its overall guidance, as copper prices moved higher during the period.

•

Glencore plc, is a Switzerland-based natural resources and agricultural company. The company operates worldwide in three segments: metals, minerals and energy products. Glencore’s agricultural products are in grains, oils/oilseeds, cotton and sugar. After rebuilding its balance sheet from the lows at the end of 2015, Jennison likes the

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company for its earnings growth potential, attractive cash-flow multiples, and its unique exposure to base metals and commodity trading. Shares performed well over the period as the company reported results that were in line with analyst estimates, with little changed operationally and the company now focused more on growth compared to its peers.

•

FMC Corporation is a diversified chemical company, serving agricultural, consumer and industrial markets with solutions, applications and products worldwide. The company operates in agricultural solutions, and has a nutrition segment. It also manufactures lithium products. Jennison favors the company for its high free cash-flow conversion and a positive lithium market over the long-term and feels the company is well-positioned to outgrow a challenged crop chemical market. The firm announced a potential deal with Dow/DuPont. The potential to acquire assets from Dow/DuPont could be highly accretive to the company’s earnings per share (EPS). Jennison maintains a positive view on FMC.

What didn’t work?

In energy, specifically within oil & gas exploration & production:

•

Anadarko Petroleum is an independent oil and natural gas exploration and production company. Jennison continues to believe Anadarko has a strong management team and a diversified portfolio that should allow it to grow both reserves and production faster than the industry over the longer-term. The company reported solid first-quarter results, which were ahead of consensus production figures, but were overshadowed by news out of Colorado regarding a tragic home explosion that was caused by a nearby Anadarko-owned. Shares have underperformed given negative energy sentiment among investors.

•

Range Resources is an independent oil and natural gas exploration company engaged in the development and acquisition of natural gas and oil properties, mostly in the Appalachian and Midcontinent regions of the US. The company’s properties consist of interests in developed and undeveloped natural gas and oil leases in these regions, which are mostly in the form of working interests and, to a lesser extent, royalty and overriding royalty interests. Shares have underperformed during the period given negative energy sentiment and volatile crude oil prices. Additionally, the company made an acquisition to diversify its asset base however; the early results from the acquired acreage have been worse than originally expected.

•

Noble Energy is a US-based independent energy company engaging in the acquisition, exploration, and production of crude oil, natural gas, and natural gas liquids (NGLs) worldwide. Jennison favors the company for its stream of production growth due to a combination of strong international and US assets, along with a clean balance sheet. A combination of poor investor sentiment in the energy sector, as well as the impact of Hurricane Harvey, has hurt the company. Additionally, shares suffered during the period as the company’s large-scale opportunity in Israel had cash-flow issues, which in a weak oil market are viewed negatively by the market.

Prudential Jennison Natural Resources Fund, Inc.	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Lundin Mining Corporation	1.49	Anadarko Petroleum Corporation	–0.68
Glencore plc	0.94	Range Resources Corporation	–0.64
FMC Corporation	0.93	Noble Energy, Inc.	–0.62
Chemours Co.	0.86	Schlumberger NV	–0.55
Rio Tinto plc	0.69	Tahoe Resources Inc.	–0.52

Current outlook

•

Portfolio positioning is not a direct expression of Jennison’s view on commodity prices, positions the strategy not to be dependent on a sharp upturn in crude-oil prices in order to perform. Jennison remains focused on longer-term opportunities—not tactical short-term ones.

•

Short-term views—OPEC appears resolved to extend cuts next year. As global inventories continue to fall, US shale producers should come up short vs expectations given exploration and production execution issues. This should benefit stretched service providers. The copper market looks balanced with further disruptions possibly leading to occasional spikes.

•

Long-term views—Demand growth should be fine, backed by emerging market transportation and petrochemical demand. International volume declines should continue through 2017. US volume growth should happen, facilitated by service companies. Some US growth will be offset by international declines after several years of underinvestment. $100 per barrel oil will not recur anytime soon. Demand for copper remains strong, with very few new projects coming in the near-term.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Jennison Natural Resources Fund, Inc.	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Natural Resources Fund, Inc.		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,036.00	1.17%	$6.00
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
Class B	Actual	$1,000.00	$1,032.40	1.88%	$9.63
	Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55
Class C	Actual	$1,000.00	$1,032.40	1.87%	$9.58
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50
Class Q	Actual	$1,000.00	$1,038.00	0.75%	$3.85
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class R	Actual	$1,000.00	$1,035.10	1.37%	$7.03
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97
Class Z	Actual	$1,000.00	$1,037.70	0.87%	$4.47
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 96.8%

COMMON STOCKS

Aluminum 2.4%
Alcoa Corp.*	429,206	$20,507,463
Constellium N.V. (Netherlands) (Class A Stock)*	1,401,783	15,699,969

		36,207,432

Coal & Consumable Fuels 1.0%
Arch Coal, Inc. (Class A Stock)(a)	60,895	4,653,596
CONSOL Energy, Inc.*	671,966	10,838,811

		15,492,407

Commodity Chemicals 0.9%
LyondellBasell Industries NV (Class A Stock)(a)	4,223	437,207
Olin Corp.	362,997	13,260,281

		13,697,488

Copper 7.3%
First Quantum Minerals Ltd. (Zambia)	2,534,541	28,349,296
Freeport-McMoRan, Inc.*	719,283	10,055,576
Lundin Mining Corp. (Canada)	5,049,110	38,511,156
Nevsun Resources Ltd. (Canada)	3,301,415	7,779,476
Southern Copper Corp. (Peru)(a)	619,208	26,594,984

		111,290,488

Diversified Chemicals 3.3%
BASF SE (Germany)	4,303	470,547
Chemours Co. (The)	319,424	18,082,593
DowDuPont, Inc.	313,549	22,672,728
Eastman Chemical Co.	110,622	10,045,584

		51,271,452

Diversified Metals & Mining 8.1%
Anglo American PLC (United Kingdom)	304,234	5,738,751
Arizona Mining, Inc. (Canada)*(a)	2,715,938	6,820,897
BHP Billiton Ltd. (Australia), ADR(a)	598,787	24,538,291
China Molybdenum Co. Ltd. (China) (Class H Stock)(a)	14,795,281	9,630,608
Glencore PLC (Switzerland)*	7,515,616	36,249,180
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	912,841	3,304,370
Ivanhoe Mines Ltd. (Canada) (Class A Stock), 144A*	2,082,400	7,538,026
Northern Dynasty Minerals Ltd. (Canada)*(a)	1,763,422	3,491,576
Rio Tinto PLC (United Kingdom), ADR	559,026	26,794,116

		124,105,815

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	17

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Fertilizers & Agricultural Chemicals 2.3%
FMC Corp.	247,831	$23,013,587
Monsanto Co.	3,455	418,400
Potash Corp. of Saskatchewan, Inc. (Canada)	646,936	12,595,844

		36,027,831

Gold 6.5%
Agnico Eagle Mines Ltd. (Canada)	555,168	24,777,148
Alacer Gold Corp.*	3,870,601	6,030,469
Algold Resources Ltd. (Canada), 144A*	43,790	4,752
Axmin, Inc. (Canada)*	666,158	21,945
Barrick Gold Corp. (Canada)(a)	435,467	6,292,498
Guyana Goldfields, Inc. (Canada)*	200,784	715,918
Guyana Goldfields, Inc. (Canada), 144A*	2,654,213	9,463,902
Newmont Mining Corp.	549,254	19,861,025
Randgold Resources Ltd. (United Kingdom), ADR	324,029	31,842,330

		99,009,987

Integrated Oil & Gas 4.9%
Chevron Corp.	3,671	425,432
Occidental Petroleum Corp.(a)	6,135	396,137
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	977,209	30,762,214
Suncor Energy, Inc. (Canada)	1,295,515	43,995,690

		75,579,473

Oil & Gas Drilling 2.1%
Helmerich & Payne, Inc.(a)	1,615	87,711
Independence Contract Drilling, Inc.*	1,722,043	5,579,419
Patterson-UTI Energy, Inc.(a)	1,353,272	26,767,720

		32,434,850

Oil & Gas Equipment & Services 14.9%
Baker Hughes a GE Co.	3,578	112,457
Core Laboratories N.V.(a)	153,341	15,318,766
Halliburton Co.	1,386,183	59,245,461
NCS Multistage Holdings, Inc.*(a)	480,706	10,469,777
ProPetro Holding Corp.*(a)	1,128,186	17,182,273
RPC, Inc.(a)	754,546	18,343,013
Schlumberger Ltd.	654,824	41,908,736
Select Energy Services, Inc. (Class A Stock)*(a)	320,293	5,214,370
Solaris Oilfield Infrastructure, Inc. (Class A Stock)*(a)	502,512	8,020,091
TechnipFMC PLC (United Kingdom)*	853,538	23,378,406
Tenaris SA (Luxembourg), ADR	671,144	18,288,674

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Oil & Gas Equipment & Services (cont’d)
U.S. Silica Holdings, Inc.(a)	213,582	$6,516,387
Weatherford International PLC*(a)	1,433,633	4,974,706

		228,973,117

Oil & Gas Exploration & Production 26.6%
Anadarko Petroleum Corp.	852,890	42,107,179
Cimarex Energy Co.	306,205	35,804,551
Concho Resources, Inc.*	415,239	55,729,226
Continental Resources, Inc.*(a)	643,930	26,214,390
Devon Energy Corp.(a)	624,687	23,050,950
Encana Corp. (Canada)(a)	1,417,245	16,581,767
EOG Resources, Inc.	527,547	52,686,119
Hess Corp.	196,270	8,667,283
Kosmos Energy Ltd. (Ghana)*(a)	835,759	6,418,629
Laredo Petroleum, Inc.*	1,835,221	21,875,834
Lekoil Ltd. (Nigeria)*	4,166,462	1,008,870
Lekoil Ltd. (Nigeria), 144A*	5,248,879	1,270,967
Lekoil Ltd. (Nigeria), Reg D*	14,524,211	3,516,903
Noble Energy, Inc.	1,397,824	38,957,355
Pioneer Natural Resources Co.(a)	110,594	16,552,604
Range Resources Corp.	641,681	11,620,843
Rice Energy, Inc.*	285,288	8,087,915
Silver Run Acquisition Corp. II*	677,507	7,181,574
Sintana Energy, Inc. (Canada)*	637,992	22,254
Sintana Energy, Inc. (Canada), Reg D*	1,304,999	45,520
WPX Energy, Inc.*(a)	2,781,041	31,370,143

		408,770,876

Oil & Gas Refining & Marketing 4.6%
Andeavor	291,532	30,972,360
Marathon Petroleum Corp.	352,195	21,040,129
Phillips 66	3,539	322,332
Valero Energy Corp.	232,516	18,343,187

		70,678,008

Oil & Gas Storage & Transportation 2.0%
Cheniere Energy, Inc.*	413,694	19,336,058
Kinder Morgan, Inc.	20,845	377,503
Targa Resources Corp.	251,096	10,420,484
Williams Cos., Inc. (The)(a)	7,591	216,343

		30,350,388

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Packaged Foods & Meats 0.7%
Adecoagro S.A. (Argentina)*	1,024,939	$10,413,380

Precious Metals & Minerals 0.0%
Sedibelo Platinum Mines Ltd. (South Africa) Private Placement (original cost $4,469,143; purchased 11/27/07)*^(f)	523,100	—

Renewable Electricity 0.9%
NextEra Energy Partners LP	365,801	14,390,611

Semiconductor Equipment 0.8%
Versum Materials, Inc.	279,469	11,760,056

Silver 0.7%
Wheaton Precious Metals Corp. (Canada)(a)	530,089	10,994,046

Specialty Chemicals 2.7%
Albemarle Corp.(a)	125,018	17,613,786
Celanese Corp. Series A	140,659	14,672,140
Ecolab, Inc.	704	91,985
PPG Industries, Inc.	3,988	463,565
Venator Materials PLC*	371,254	9,281,350

		42,122,826

Steel 3.1%
ArcelorMittal (Luxembourg), ADR*	15,196	434,606
Nucor Corp.	7,149	413,427
Reliance Steel & Aluminum Co.	141,123	10,843,891
Steel Dynamics, Inc.	575,460	21,412,867
Warrior Met Coal, Inc.	541,526	14,090,506

		47,195,297

Trading Companies & Distributors 1.0%
Univar, Inc.*	516,505	15,366,024

TOTAL LONG-TERM INVESTMENTS (cost $1,190,102,102)		1,486,131,852

See Notes to Financial Statements.

20

Description	Shares	Value

SHORT-TERM INVESTMENTS 14.5%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	47,832,923	$47,832,923
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $174,488,994; includes $174,292,190 of cash collateral for securities on loan)(b)(w)	174,485,849	174,503,298

TOTAL SHORT-TERM INVESTMENTS (cost $222,321,917)		222,336,221

TOTAL INVESTMENTS 111.3% (cost $1,412,424,019)		1,708,468,073
Liabilities in excess of other assets (11.3)%		(172,907,769)

NET ASSETS 100.0%		$1,535,560,304

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $172,899,305; cash collateral of $174,292,190 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $4,469,143. The aggregate value of $0 is 0.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	21

Schedule of Investments (continued)

as of October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aluminum	$36,207,432	$—	$—
Coal & Consumable Fuels	15,492,407	—	—
Commodity Chemicals	13,697,488	—	—
Copper	111,290,488	—	—
Diversified Chemicals	50,800,905	470,547	—
Diversified Metals & Mining	64,949,250	59,156,565	—
Fertilizers & Agricultural Chemicals	36,027,831	—	—
Gold	89,524,140	9,485,847	—
Integrated Oil & Gas	44,817,259	30,762,214	—
Oil & Gas Drilling	32,434,850	—	—
Oil & Gas Equipment & Services	228,973,117	—	—
Oil & Gas Exploration & Production	402,974,136	5,796,740	—
Oil & Gas Refining & Marketing	70,678,008	—	—
Oil & Gas Storage & Transportation	30,350,388	—	—
Packaged Foods & Meats	10,413,380	—	—
Precious Metals & Minerals	—	—	—
Renewable Electricity	14,390,611	—	—
Semiconductor Equipment	11,760,056	—	—
Silver	10,994,046	—	—
Specialty Chemicals	42,122,826	—	—
Steel	47,195,297	—	—
Trading Companies & Distributors	15,366,024	—	—
Affiliated Mutual Funds	222,336,221	—	—

Total	$1,602,796,160	$105,671,913	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

22

Country Allocation:

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

United States (including 11.4% of collateral for securities on loan)	79.1%
Canada	12.6
United Kingdom	5.7
Netherlands	3.0
Switzerland	2.4
Zambia	1.9
Peru	1.7
Australia	1.6
Luxembourg	1.2
Argentina	0.7%
China	0.6
Ghana	0.4
Nigeria	0.4
Germany	0.0 *
South Africa	0.0 *

111.3
Liabilities in excess of other assets	(11.3)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$172,899,305	$(172,899,305)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	23

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $172,899,305:
Unaffiliated investments (cost $1,190,102,102)	$1,486,131,852
Affiliated investments (cost $222,321,917)	222,336,221
Receivable for Fund shares sold	7,752,396
Dividends receivable	597,468
Tax reclaim receivable	114,313
Receivable for investments sold	29,915
Prepaid expenses	13,557

Total Assets	1,716,975,722

Liabilities
Payable to broker for collateral for securities on loan	174,292,190
Payable for Fund shares reacquired	5,178,267
Management fee payable	960,959
Accrued expenses and other liabilities	617,753
Distribution fee payable	303,952
Affiliated transfer agent fee payable	62,297

Total Liabilities	181,415,418

Net Assets	$1,535,560,304

Net assets were comprised of:
Common stock, at par	$429,959
Paid-in capital in excess of par	1,959,105,304

1,959,535,263
Distributions in excess of net investment income	(2,260,248)
Accumulated net realized loss on investment and foreign currency transactions	(717,758,695)
Net unrealized appreciation on investments and foreign currencies	296,043,984

Net assets, October 31, 2017	$1,535,560,304

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share ($494,573,806 ÷ 13,745,869 shares of common stock issued and outstanding)	$35.98
Maximum sales charge (5.50% of offering price)	2.09

Maximum offering price to public	$38.07

Class B
Net asset value, offering price and redemption price per share ($13,612,787 ÷ 469,701 shares of common stock issued and outstanding)	$28.98

Class C
Net asset value, offering price and redemption price per share ($166,711,041 ÷ 5,750,605 shares of common stock issued and outstanding)	$28.99

Class Q
Net asset value, offering price and redemption price per share ($70,971,756 ÷ 1,880,866 shares of common stock issued and outstanding)	$37.73

Class R
Net asset value, offering price and redemption price per share ($49,792,982 ÷ 1,406,472 shares of common stock issued and outstanding)	$35.40

Class Z
Net asset value, offering price and redemption price per share ($739,897,932 ÷ 19,742,430 shares of common stock issued and outstanding)	$37.48

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	25

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $999,929)	$25,281,636
Income from securities lending, net (including affiliated income of $172,158)	1,317,177
Affiliated dividend income	419,344

Total income	27,018,157

Expenses
Management fee	12,689,574
Distribution fee—Class A	1,687,992
Distribution fee—Class B	185,559
Distribution fee—Class C	2,032,668
Distribution fee—Class R	427,370
Transfer agent’s fees and expenses (including affiliated expense of $368,300)	2,559,000
Shareholders’ reports	170,000
Custodian and accounting fees	170,000
Registration fees	110,000
Legal fees and expenses	38,000
Directors’ fees	36,000
Audit fee	24,000
Miscellaneous	41,291

Total expenses	20,171,454
Less: Distribution fee waiver—Class R	(142,459)

Net expenses	20,028,995

Net investment income (loss)	6,989,162

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $23,018)	17,611,880
Foreign currency transactions	66,874

17,678,754

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of ($40,112))	73,982,678
Foreign currencies	290

73,982,968

Net gain (loss) on investment and foreign currency transactions	91,661,722

Net Increase (Decrease) In Net Assets Resulting From Operations	$98,650,884

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,989,162	$2,518,565
Net realized gain (loss) on investment and foreign currency transactions	17,678,754	(331,071,942)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	73,982,968	415,356,549

Net increase (decrease) in net assets resulting from operations	98,650,884	86,803,172

Dividends from net investment income
Class A	(5,365,015)	(2,656,951)
Class B	(256,702)	(17,777)
Class C	(2,511,714)	(163,936)
Class Q	(1,414,780)	(1,241,226)
Class R	(535,675)	(84,502)
Class Z	(8,882,524)	(5,518,054)

	(18,966,410)	(9,682,446)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	370,502,672	531,196,473
Net asset value of shares issued in reinvestment of dividends and distributions	16,824,484	8,752,022
Cost of shares reacquired	(775,744,049)	(1,199,884,672)

Net increase (decrease) in net assets from Fund share transactions	(388,416,893)	(659,936,177)

Total increase (decrease)	(308,732,419)	(582,815,451)

Net Assets:
Beginning of year	1,844,292,723	2,427,108,174

End of year	$1,535,560,304	$1,844,292,723

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	27

Notes to Financial Statements

Prudential Jennison Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified open-end management investment company.

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at

28

the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be

Prudential Jennison Natural Resources Fund, Inc.	29

Notes to Financial Statements (continued)

considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the

30

Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each

Prudential Jennison Natural Resources Fund, Inc.	31

Notes to Financial Statements (continued)

class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to $1 billion and .70% of the average daily net assets in excess of $1 billion. The effective management fee rate was .73% of the Fund’s average daily net assets for the year ended October 31, 2017.

32

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and Class R shares, respectively. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through February 28, 2019.

PIMS has advised the Fund that it received $405,045 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $28,120 and $13,042 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments.

Prudential Jennison Natural Resources Fund, Inc.	33

Notes to Financial Statements (continued)

For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $151,809 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017 were $543,536,207 and $945,094,293, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2017, the adjustments were to decrease distributions in excess of net investment income by $12,681,490, decrease accumulated net realized loss on investment and foreign currency transactions by $256,159,994 and decrease paid-in capital in excess of par by $268,841,484 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, capital loss carryforward expiration, investments in passive foreign investment companies, net operating loss and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2017 and October 31, 2016, the tax character of dividends paid by the Fund were $18,966,410 and $9,682,446 of ordinary income, respectively.

As of October 31, 2017, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,473,547,528	$393,060,214	$(158,139,669)	$234,920,545

34

The difference between book basis and tax basis of investments was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other book to tax adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Additionally, approximately $264,952,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2017, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$606,876,000

Pre-Enactment Losses:
Expiring 2018	$49,759,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

Prudential Jennison Natural Resources Fund, Inc.	35

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 500 million shares of common stock, $.01 par value per share, authorized and divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class T and Class Z common stock, each of which consists of 50 million, 10 million, 50 million, 105 million, 50 million, 90 million and 145 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 503,153 shares of Class Q. At reporting period end, six shareholders of record held 57% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,229,681	$79,954,911
Shares issued in reinvestment of dividends and distributions	130,246	4,958,478
Shares reacquired	(5,938,844)	(210,818,648)

Net increase (decrease) in shares outstanding before conversion	(3,578,917)	(125,905,259)
Shares issued upon conversion from other share class(es)	435,876	15,275,755
Shares reacquired upon conversion into other share class(es)	(843,413)	(30,856,684)

Net increase (decrease) in shares outstanding	(3,986,454)	$(141,486,188)

Year ended October 31, 2016:
Shares sold	5,395,594	$163,735,349
Shares issued in reinvestment of dividends and distributions	74,317	2,480,698
Shares reacquired	(13,683,976)	(440,044,026)

Net increase (decrease) in shares outstanding before conversion	(8,214,065)	(273,827,979)
Shares issued upon conversion from other share class(es)	331,291	10,638,494
Shares reacquired upon conversion into other share class(es)	(374,795)	(12,434,514)

Net increase (decrease) in shares outstanding	(8,257,569)	$(275,623,999)

36

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	18,394	$549,803
Shares issued in reinvestment of dividends and distributions	7,376	227,633
Shares reacquired	(183,341)	(5,251,727)

Net increase (decrease) in shares outstanding before conversion	(157,571)	(4,474,291)
Shares reacquired upon conversion into other share class(es)	(224,958)	(6,489,709)

Net increase (decrease) in shares outstanding	(382,529)	$(10,964,000)

Year ended October 31, 2016:
Shares sold	36,579	$918,329
Shares issued in reinvestment of dividends and distributions	574	15,604
Shares reacquired	(250,585)	(6,285,013)

Net increase (decrease) in shares outstanding before conversion	(213,432)	(5,351,080)
Shares reacquired upon conversion into other share class(es)	(298,980)	(7,788,329)

Net increase (decrease) in shares outstanding	(512,412)	$(13,139,409)

Class C
Year ended October 31, 2017:
Shares sold	372,489	$10,949,546
Shares issued in reinvestment of dividends and distributions	66,127	2,041,356
Shares reacquired	(2,170,342)	(62,229,995)

Net increase (decrease) in shares outstanding before conversion	(1,731,726)	(49,239,093)
Shares reacquired upon conversion into other share class(es)	(963,819)	(27,760,067)

Net increase (decrease) in shares outstanding	(2,695,545)	$(76,999,160)

Year ended October 31, 2016:
Shares sold	1,082,101	$26,463,669
Shares issued in reinvestment of dividends and distributions	4,814	130,986
Shares reacquired	(2,598,525)	(65,174,986)

Net increase (decrease) in shares outstanding before conversion	(1,511,610)	(38,580,331)
Shares reacquired upon conversion into other share class(es)	(299,917)	(8,025,454)

Net increase (decrease) in shares outstanding	(1,811,527)	$(46,605,785)

Class Q
Year ended October 31, 2017:
Shares sold	1,506,294	$56,674,310
Shares issued in reinvestment of dividends and distributions	31,357	1,247,050
Shares reacquired	(2,884,798)	(104,256,368)

Net increase (decrease) in shares outstanding before conversion	(1,347,147)	(46,335,008)
Shares issued upon conversion from other share class(es)	164,793	5,865,202

Net increase (decrease) in shares outstanding	(1,182,354)	$(40,469,806)

Year ended October 31, 2016:
Shares sold	2,178,182	$70,896,696
Shares issued in reinvestment of dividends and distributions	32,082	1,119,992
Shares reacquired	(4,705,590)	(149,878,529)

Net increase (decrease) in shares outstanding before conversion	(2,495,326)	(77,861,841)
Shares issued upon conversion from other share class(es)	130	4,603

Net increase (decrease) in shares outstanding	(2,495,196)	$(77,857,238)

Prudential Jennison Natural Resources Fund, Inc.	37

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended October 31, 2017:
Shares sold	566,513	$20,026,096
Shares issued in reinvestment of dividends and distributions	13,078	490,798
Shares reacquired	(940,131)	(32,799,731)

Net increase (decrease) in shares outstanding before conversion	(360,540)	(12,282,837)
Shares reacquired upon conversion into other share class(es)	(3,968)	(139,086)

Net increase (decrease) in shares outstanding	(364,508)	$(12,421,923)

Year ended October 31, 2016:
Shares sold	836,126	$25,455,104
Shares issued in reinvestment of dividends and distributions	2,362	77,804
Shares reacquired	(832,887)	(25,768,979)

Net increase (decrease) in shares outstanding before conversion	5,601	(236,071)
Shares reacquired upon conversion into other share class(es)	(609)	(21,105)

Net increase (decrease) in shares outstanding	4,992	$(257,176)

Class Z
Year ended October 31, 2017:
Shares sold	5,446,384	$202,348,006
Shares issued in reinvestment of dividends and distributions	198,715	7,859,169
Shares reacquired	(9,819,824)	(360,387,580)

Net increase (decrease) in shares outstanding before conversion	(4,174,725)	(150,180,405)
Shares issued upon conversion from other share class(es)	1,376,590	52,035,995
Shares reacquired upon conversion into other share class(es)	(221,741)	(7,931,406)

Net increase (decrease) in shares outstanding	(3,019,876)	$(106,075,816)

Year ended October 31, 2016:
Shares sold	7,792,685	$243,727,326
Shares issued in reinvestment of dividends and distributions	142,028	4,926,938
Shares reacquired	(16,087,962)	(512,733,139)

Net increase (decrease) in shares outstanding before conversion	(8,153,249)	(264,078,875)
Shares issued upon conversion from other shares class(es)	564,293	19,341,921
Shares reacquired upon conversion into other share class(es)	(53,651)	(1,715,616)

Net increase (decrease) in shares outstanding	(7,642,607)	$(246,452,570)

7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount,

38

allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2017. The balance for the 1 day that the Fund had a loan outstanding during the period was $1,090,000, borrowed at an interest rate of 2.27%. At October 31, 2017, the Fund did not have an outstanding loan balance.

8. Other

At the Fund’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

Prudential Jennison Natural Resources Fund, Inc.	39

Financial Highlights

Class A Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$34.20	$32.50	$46.17	$51.41	$44.75
Income (loss) from investment operations:
Net investment income (loss)	.12	.02	.11	(.10)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97	1.80	(13.78)	(5.14)	6.67
Total from investment operations	2.09	1.82	(13.67)	(5.24)	6.66
Less Dividends:
Dividends from net investment income	(.31)	(.12)	-	-	-
Net asset value, end of year	$35.98	$34.20	$32.50	$46.17	$51.41
Total Return(b):	6.05%	5.60%	(29.61)%	(10.19)%	14.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$494,574	$606,462	$844,746	$1,357,504	$1,642,229
Average net assets (000)	$562,687	$707,741	$1,049,852	$1,614,165	$1,654,831
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.22%	1.25%	1.22%	1.16%	1.17%
Expenses before waivers and/or expense reimbursement	1.22%	1.25%	1.22%	1.16%	1.17%
Net investment income (loss)	.34%	.07%	.29%	(.19)%	(.02)%
Portfolio turnover rate	32%	28%	35%	24%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

40

Class B Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.79	$26.53	$37.95	$42.55	$37.30
Income (loss) from investment operations:
Net investment income (loss)	(.11)	(.16)	(.13)	(.38)	(.27)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.61	1.44	(11.29)	(4.22)	5.52
Total from investment operations	1.50	1.28	(11.42)	(4.60)	5.25
Less Dividends:
Dividends from net investment income	(.31)	(.02)	-	-	-
Net asset value, end of year	$28.98	$27.79	$26.53	$37.95	$42.55
Total Return(b):	5.32%	4.82%	(30.09)%	(10.81)%	14.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,613	$23,687	$36,198	$82,144	$123,837
Average net assets (000)	$18,557	$27,807	$54,812	$108,955	$135,005
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.95%	1.92%	1.86%	1.87%
Expenses before waivers and/or expense reimbursement	1.92%	1.95%	1.92%	1.86%	1.87%
Net investment income (loss)	(.36)%	(.61)%	(.41)%	(.88)%	(.71)%
Portfolio turnover rate	32%	28%	35%	24%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	41

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.80	$26.53	$37.96	$42.56	$37.31
Income (loss) from investment operations:
Net investment income (loss)	(.11)	(.16)	(.13)	(.38)	(.28)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.61	1.45	(11.30)	(4.22)	5.53
Total from investment operations	1.50	1.29	(11.43)	(4.60)	5.25
Less Dividends:
Dividends from net investment income	(.31)	(.02)	-	-	-
Net asset value, end of year	$28.99	$27.80	$26.53	$37.96	$42.56
Total Return(b):	5.32%	4.86%	(30.11)%	(10.81)%	14.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$166,711	$234,821	$272,169	$466,488	$629,108
Average net assets (000)	$203,277	$236,425	$347,186	$575,495	$656,867
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.95%	1.92%	1.86%	1.87%
Expenses before waivers and/or expense reimbursement	1.92%	1.95%	1.92%	1.86%	1.87%
Net investment income (loss)	(.37)%	(.64)%	(.41)%	(.89)%	(.72)%
Portfolio turnover rate	32%	28%	35%	24%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

42

Class Q Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.83	$34.04	$48.14	$53.37	$46.26
Income (loss) from investment operations:
Net investment income (loss)	.27	.19	.30	.12	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.08	1.89	(14.40)	(5.35)	6.92
Total from investment operations	2.35	2.08	(14.10)	(5.23)	7.11
Less Dividends:
Dividends from net investment income	(.45)	(.29)	-	-	-
Net asset value, end of year	$37.73	$35.83	$34.04	$48.14	$53.37
Total Return(b):	6.51%	6.15%	(29.29)%	(9.80)%	15.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$70,972	$109,742	$189,234	$189,520	$180,803
Average net assets (000)	$95,866	$126,781	$202,883	$182,649	$153,964
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.76%	.77%	.76%	.74%	.74%
Expenses before waivers and/or expense reimbursement	.76%	.77%	.76%	.74%	.74%
Net investment income (loss)	.71%	.57%	.77%	.23%	.39%
Portfolio turnover rate	32%	28%	35%	24%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	43

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$33.73	$32.05	$45.62	$50.90	$44.39
Income (loss) from investment operations:
Net investment income (loss)	.05	(.05)	.04	(.20)	(.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.93	1.78	(13.61)	(5.08)	6.62
Total from investment operations	1.98	1.73	(13.57)	(5.28)	6.51
Less Dividends:
Dividends from net investment income	(.31)	(.05)	-	-	-
Net asset value, end of year	$35.40	$33.73	$32.05	$45.62	$50.90
Total Return(b):	5.81%	5.39%	(29.75)%	(10.37)%	14.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,793	$59,729	$56,596	$73,455	$80,001
Average net assets (000)	$56,984	$56,621	$65,555	$82,208	$74,909
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.42%	1.45%	1.42%	1.36%	1.37%
Expenses before waivers and/or expense reimbursement	1.67%	1.70%	1.67%	1.61%	1.62%
Net investment income (loss)	.14%	(.15)%	.10%	(.39)%	(.23)%
Portfolio turnover rate	32%	28%	35%	24%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.58	$33.82	$47.90	$53.17	$46.14
Income (loss) from investment operations:
Net investment income (loss)	.24	.12	.24	.06	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.05	1.87	(14.32)	(5.33)	6.90
Total from investment operations	2.29	1.99	(14.08)	(5.27)	7.03
Less Dividends:
Dividends from net investment income	(.39)	(.23)	-	-	-
Net asset value, end of year	$37.48	$35.58	$33.82	$47.90	$53.17
Total Return(b):	6.38%	5.90%	(29.39)%	(9.91)%	15.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$739,898	$809,852	$1,028,166	$1,674,337	$1,707,458
Average net assets (000)	$803,996	$834,087	$1,325,084	$1,800,961	$1,619,393
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.92%	.95%	.92%	.86%	.87%
Expenses before waivers and/or expense reimbursement	.92%	.95%	.92%	.86%	.87%
Net investment income (loss)	.64%	.37%	.60%	.12%	.27%
Portfolio turnover rate	32%	28%	35%	24%	21%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Natural Resources Fund, Inc.	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Natural Resources Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Natural Resources Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

46

Federal Income Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Natural Resources Fund	99.54%	89.71%

In January 2018 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2017.

Prudential Jennison Natural Resources Fund, Inc.	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Natural Resources Fund, Inc.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Jennison Natural Resources Fund, Inc.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Jennison Natural Resources Fund, Inc.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Natural Resources Fund, Inc. (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,1 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

[1]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Natural Resources Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments) and, benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Natural Resources Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and ten-year periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Natural Resources Fund, Inc.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Natural Resources Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PGNAX	PRGNX	PNRCX	PJNQX	JNRRX	PNRZX
CUSIP	74441K107	74441K206	74441K305	74441K602	74441K404	74441K503

MF135E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $24,111 and $28,038 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾ Federal, state and local income tax compliance; and,
◾ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Natural Resources Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2017